EQUITY	6 Months Ended
Jun. 30, 2022
SHAREHOLDERS' EQUITY:
EQUITY
NOTE 3:	EQUITY

a.
On March 7, 2022, the Company completed an additional public offering. A total of 5,208,333 new ordinary shares were issued in consideration to offering price of $1.92 per share. The net proceeds were $8,641, after deducting commissions and other offering expenses. In addition, on March 22, 2022 the underwriters exercised their options to purchase an additional 623,082 ordinary shares at the public offering price, less underwriting discounts and commissions at an additional net proceeds of $1,030.

As part of the above- mentioned public offering, certain entities affiliated with CBI purchased 1,458,333 of ordinary shares at the public offering price.

b.
Over the second quarter of 2022, the Company’s Board of Directors approved the grant of 2,052,922 options to purchase the Company’s ordinary shares, for an exercise price of $2.06 per share as well as 275,000 restricted share units (“RSU’s”) to its CEO, officers and employees. The fair value of the options as of the grant date, was estimated at $2.4 million, $0.5 million respectively.

The above-mentioned grant includes the grant of 1,062,500 options to purchase the Company’s ordinary shares and 275,000 restricted share units (“RSU’s”) to the directors and the CEO of the Company which required to be approved by the Company’s General meeting as well. The fair value of the options and RSU’s, as of the approval date, was estimated at approximately $1.2 million, $0.5 million, respectively.